SCHEDULE A

                           Amended as of May 31, 2016

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS



NAME OF FUND                              MAXIMUM ANNUAL        INITIAL TERM END
                                     OPERATING EXPENSE LIMIT          DATE
Government Money Market Fund
     Institutional Class                      0.58%               May 31, 2010
     Institutional Sweep Class                0.83%               May 31, 2010
     Investor Class                           1.08%               May 31, 2010
Core Bond Fund
     Institutional Class                      0.75%               May 31, 2010
     Investor Class                           1.00%               May 31, 2010
     Class C                                  1.75%               May 31, 2010
Diversified International Fund
     Institutional Class                      1.50%               May 31. 2010
     Investor Class                           1.75%               May 31, 2010
     Class C                                  2.50%               May 31, 2010
Quantitative Long/Short Fund
     Institutional Class                      1.70%               May 31, 2010
     Investor Class                           1.95%               May 31, 2010
     Class C                                  2.70%               May 31, 2010
Burkenroad Small Cap Fund
     Institutional Class                      1.15%               May 31, 2017
     Investor Class                           1.40%               May 31, 2010
     Class D                                  1.65%               May 31, 2010
Louisiana Tax-Free Income Fund
     Institutional Class                      0.75%               May 31, 2012
     Investor Class                           1.00%               May 31, 2012
     Class C                                  1.75%               May 31, 2014
Mississippi Tax-Free Income Fund
     Institutional Class                      0.75%               May 31, 2012
     Investor Class                           1.00%               May 31, 2012
     Class C                                  1.75%               May 31, 2014
Diversified Income Fund
     Institutional Class                      0.90%               May 31, 2014
     Investor Class                           1.15%               May 31, 2014
     Class C                                  1.90%               May 31, 2014
U.S. Small Cap Fund
     Institutional Class                      1.10%               May 31, 2015
     Investor Class                           1.35%               May 31, 2015
     Class C                                  2.10%               May 31, 2015
Dynamic Asset Allocation Fund
     Institutional Class                      1.40%               May 31, 2016
     Investor Class                           1.65%               May 31, 2016
     Class C                                  2.40%               May 31, 2016
International Small Cap Fund
     Institutional Class                      1.55%               May 31, 2016
     Investor Class                           1.80%               May 31, 2016
     Class C                                  2.55%               May 31, 2016
Microcap Fund
     Institutional Class                      1.50%               May 31, 2016
     Investor Class                           1.75%               May 31, 2016
     Class C                                  2.50%               May 31, 2016

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                                             Acknowledged and Accepted by:

                                             Horizon Advisers

                                             /s/ David Lundgren
                                             ------------------
                                             Name: David Lundgren
                                             Title: Senior Vice-President



                                             The Advisors' Inner Circle Fund II

                                             /s/ Dianne M. Descoteaux
                                             ------------------------
                                             Name: Dianne M. Descoteaux
                                             Title: Vice President & Secretary